Exhibit 21.1
SUBSIDIARIES OF THE COMPANY
January 23, 2015
Ownership

ALABAMA
SCI Funeral Services, LLC (Iowa LLC) Alabama subsidiary
SCI Alabama Funeral Services, LLC	100%
Alderwoods Group, LLC (DE LLC) Alabama subsidiary
Advanced Planning (Alabama), Inc.	100%
Stewart Enterprises, Inc. (LA Corp)
S.E. South-Central, LLC (LA Corp) Alabama subsidiary
S.E. Cemeteries of Alabama, LLC	100%
S.E. Combined Services of Alabama, LLC	100%
S.E. Funeral Homes of Alabama, LLC	100%

ALASKA
SCI Funeral Services, LLC (Iowa LLC) Alaska subsidiary
SCI Alaska Funeral Services, Inc.	100%
Alderwoods Group, LLC (DE LLC) Alaska subsidiary
Alderwoods (Alaska), Inc.	100%

ARIZONA
SCI Funeral Services, LLC (Iowa LLC) Arizona subsidiary
SCI Arizona Funeral Services, Inc.	100%
SCI International, LLC (DE LLC)
SCI Cerberus, Inc. (DE Corp)
Keystone America, Inc. (DE Corp) Arizona subsidiary
Gila Mountain Development Co., Inc.	100%

ARKANSAS
SCI Funeral Services, LLC (Iowa LLC) Arkansas subsidiary
SCI Arkansas Funeral Services, Inc	100%
Alderwoods Group, LLC (DE LLC) Arkansas subsidiary
Alderwoods (Arkansas), Inc.	100%
Stewart Enterprises, Inc. (LA Corp) Arkansas subsidiary
Griffin-Leggett, LLC	100%
Forest Hills Cemetery, LLC	100%
Griffin-Leggett Insurance Agency, LLC	100%
Rest Hills Memorial Park, Inc.	99.5%
S.E. Funeral Homes of Arkansas, LLC	100%

CALIFORNIA
SCI Funeral Services, LLC (Iowa LLC) California subsidiaries
SCI California Funeral Services, Inc.	100%
Mount Vernon Memorial Park-	100%

SCI Special, Inc. (DE Corp)
SCI Administrative Services, LLC (DE LLC)
SCI Management L.P.-(DE LP) California subsidiary
SCI Western Market Support Center, Inc.	100%
SCI Capital Corporation (DE Corp)
SCI Capital Holdings, Inc. (DE Corp)
SCI Direct, Inc. (FL Corp) California subsidiaries
Neptune Society of America, Inc.	100%
Neptune Management Corp.	100%
Trident Society of America, Inc.	100%
Wilson Financial Group, Inc. (DE Corp)
Wilson Holdings, Inc. (TX Corp) California subsidiaries
Cooley & Riolo Mortuary, Inc.	100%
Thompson Funeral Home, Inc.	100%
WFG-Fuller Funerals, Inc.	100%
Wilson-Bannon Mortuary, Inc.	100%
Camellia Memorial Lawn, Inc.	100%
Alderwoods Group, LLC (DE LLC) California subsidiaries
Alderwoods Group (California), Inc.	100%
Advance Funeral Insurance Services	100%
Alderwoods (Texas), Inc.	100%
Directors Succession Planning, Inc.	100%
Directors Succession Planning II, Inc.	100%
Earthman Holdings, Inc. (TX Corp) California subsidiary
Earthman LP, Inc.	100%
Rose Hills Holdings Corp. (DE Corp)
Rose Hills Company (DE Corp) California subsidiary
RH Mortuary Corporation	100%
RH Cemetery Corp. (DE Corp) California subsidiary
Workman Mill Investment Company	100%
DSP General Partner, Inc. (TX Corp) California subsidiary
DSP General Partner II, Inc.	100%
S & H Properties and Enterprises, Inc. (WA Corp) California subsidiaries
Universal Memorial Centers V, Inc.	100%
Universal Memorial Centers VI, Inc.	100%
Stewart Enterprises, Inc. (LA Corp) California Subsidiary
S.E. Acquisition of California, Inc.	100%
S.E. Combined Services of California, Inc.	100%
S.E. Funeral Homes of California, Inc.	100%
Simplicity Plan of California, Inc.	100%
Stewart Pre-Need Services, Inc.	100%

COLORADO
SCI Funeral Services, LLC (Iowa LLC) Colorado subsidiary
SCI Colorado Funeral Services, Inc.	100%
Alderwoods Group, LLC (DE LLC) Colorado subsidiary

Alderwoods (Colorado), Inc.	100%

CONNECTICUT
SCI Funeral Services, LLC (Iowa LLC) Connecticut subsidiary
SCI Connecticut Funeral Services, LLC	100%
Alderwoods Group, LLC (DE LLC) Connecticut subsidiary
Alderwoods (Connecticut), Inc.	51.8%
Alderwoods (New York), LLC (NY LLC) Connecticut subsidiary
Alderwoods (Connecticut), Inc.	48.2%

DELAWARE
Christian Funeral Services, Inc.	100%
SCI Funeral Services, LLC (Iowa LLC)
ECI Services of Maine, Inc.	100%
ECI Services of New Hampshire, Inc.	100%
Gracelawn Memorial Park, Inc	100%
LHT Consulting Group, LLC	100%
MCH Wilson, Inc.	100%
Memorial Guardian Plans, Inc.	100%
SCI California Funeral Services, Inc. (CA Corp) Delaware subsidiaries
California Cemetery and Funeral Services, LLC	5%
ECI Capital Corporation	100%
California Cemetery and Funeral Services, LLC	95%
SCI Georgia Funeral Services, Inc.	100%
SCI Services (Alabama), Inc.	100%
SCI Indiana Funeral Services, Inc.	100%
SCI Iowa Funeral Services, Inc. (IA Corp) Delaware subsidiary
SCI Iowa Finance Company	100%
SCI Maryland Funeral Services, Inc. (MD Corp) Delaware subsidiary
ECI Cemetery Services of Maryland, LLC	100%
SCI Pennsylvania Funeral Services, Inc. (PA Corp) Delaware subsidiary
Saul-Gabauer Funeral Home, Inc.	100%
SCI Texas Funeral Services, Inc.	100%
CemCare, Inc.	100%
PSI Funding, Inc.	100%
SCI Virginia Funeral Services, Inc. (VA Corp) Delaware subsidiary
SCI Loan Services, LLC	100%
Trust Advisors, Inc.	100%
Salvatore Air Transportation Corp.	100%
OFTC, Inc.	100%
SCI Financial Services, Inc.	100%
Making Everlasting Memories, L.L.C.	100%
SCI Investment Services, Inc.	100%
SCI International, LLC	100%
SCI Cerberus, LLC	99.3%
SCI Parkway, LLC	100%

Service Corporation International (Canada) ULC (BC ULC) DE subsidiary
SCI Funeral & Cemetery Purchasing Cooperative, Inc.	25%
Keystone America, Inc.	100%
Keystone Indiana, Inc.	100%
Keystone Kentucky, Inc.	99%
Keystone Michigan, Inc.	100%
Healy-Hahn Funeral Properties, Inc.	100%
Cerberus, Inc.	.07%
Keystone Advance Planning, Inc.	100%
SCI Special, Inc.	100%
SCI Administrative Services, LLC- General Partner of	100%
SCI Management L.P	1%
Remembrance Memorial Traditions, LLC- Limited Partner of	100%
SCI Management L.P.	99%
Dignity Memorial Network, Inc	100%
SCI Western Market Support Center, Inc. (CA Corp)
SCI Funeral & Cemetery Purchasing Cooperative, Inc.	25%
SCI EOps HQ, Inc. (NY Corp)
SCI Eastern Market Support Center, L.P. (TX LP)
SCI Funeral & Cemetery Purchasing Cooperative,Inc.	25%
SCI Capital Corporation	100%
Piney Grove, LLC	100%
Stormy Sky, LLC	100%
SCI Capital Holdings, Inc.	100%
Wilson Financial Group, Inc.	53.30%
Amistad Corporation	100%
Wilson Holdings, Inc. (TX Corp) Delaware subsidiary
M.J. Edwards Hillside Chapel, Inc.	100%
SCI Direct, Inc. (FL Corp) Delaware subsidiary
Neptune Reef Services, LLC	100%
Neptune Society of America, Inc. (CA Corp)
Neptune Management Corp. (CA Corp)
Neptune Management (KY), LLC	100%
Alderwoods Group, LLC	100%
Alderwoods (Mississippi), Inc.	100%
American Burial and Cremation Centers, Inc.	100%
H. P. Brandt Funeral Home, Inc.	100%
Osiris Holding Corporation	100%
Rose Hills Holdings Corp.	100%
Rose Hills Company	100%
RH Cemetery Corp.	100%
Stewart Enterprises, Inc. (LA Corp) Delaware subsidiary
Stewart International (Netherlands) LLC	100%
Stewart Cementerios Puerto Rico Holding II, LLC	100%
Stewart Cementerios Puerto Rico Holding I, LLC	100%
Stewart Funerarias Puerto Rico Holding II, LLC	100%

Stewart Funerarias Puerto Rico Holding I, LLC	100%
Stewart Simplicity Plan of Puerto Rico Holding II, LLC	100%
Stewart Simplicity Plan of Puerto Rico Holding I, LLC	100%

DISTRICT OF COLUMBIA
SCI Funeral Services, LLC (Iowa LLC) DC subsidiaries
Joseph Gawler’s Sons, LLC	99%
Witzke Funeral Homes, Inc.	100%

FLORIDA
SCI Funeral Services, LLC (Iowa LLC) Florida subsidiary
SCI Funeral Services of Florida, LLC	99%
Florida Marker, LLC	100%
Oaklawn Cemetery Association	100%
WPALM, Inc.	100%
Alderwoods Group, LLC (DE LLC)
Alderwoods (Minnesota), Inc. (MN Corp) Florida subsidiary
SCI Funeral Services of Florida, LLC	1%
Osiris Holding Corporation (DE Corp) Florida subsidiary
Osiris Holding of Florida, Inc.	100%
SCI Special, Inc. (DE Corp)
SCI Capital Corporation (DE Corp)
SCI Capital Holdings, Inc. (DE Corp) Florida subsidiary
SCI Direct, Inc.	100%
Neptune Insurance Agency, Inc.	100%
Neptune Society of America, Inc. (CA Corp)
Neptune Management Corp. (CA Corp)
NCS Marketing Services, LLC	100%
Wilson Financial Group, Inc. (DE Corp)
Wilson Holdings, Inc. (TX Corp) Florida subsidiaries
A.B. Coleman Mortuary, Inc.	100%
Holmes Funeral Directors, Inc.	100%
Stewart Enterprises, Inc. (LA Corp) Florida subsidiary
Cemetery Management, Inc.	100%
S.E. Cemeteries of Florida, LLC	100%
S.E. Combined Services of Florida, LLC	100%
S.E. Funeral Homes of Florida, LLC	100%
The Simplicity Plan, Inc.	100%

GEORGIA
Alderwoods Group, LLC (DE LLC) Georgia subsidiary
Alderwoods (Georgia), Inc.	100%
Stewart Enterprises, Inc. (LA Corp) Georgia subsidiary
Eastlawn Corporation	100%
Holly Hill Memorial Park, Inc.	100%
Cemetery Management, Inc. (FL Corp) Georgia subsidiary

Cheatham Hill Memorial Park, Inc.	100%
S.E. Mid-Atlantic, Inc. (Maryland Corp) Georgia subsidiary
Haisten Funeral Home of Henry County, Inc.	100%
S.E. South-Central, LLC (LA LLC) Georgia subsidiary
Rose Haven Funeral Home & Cemetery, Inc.	100%

HAWAII
SCI Funeral Services, LLC (Iowa LLC) Hawaii subsidiaries
Hawaiian Memorial Life Plan, Ltd.	100%

IDAHO
Alderwoods Group, LLC (DE LLC) Idaho subsidiary
Alderwoods (Idaho), Inc.	100%

ILLINOIS
SCI Funeral Services, LLC (Iowa LLC) Illinois subsidiary
SCI Illinois Services, Inc.	100%
Lake View Memorial Gardens, Inc.	100%
SCI Funeral Services of Florida, Inc. (FL Corp), Illinois subsidiary
Alderwoods (Chicago North), Inc.	56%
Alderwoods Group, LLC (DE LLC) Illinois subsidiaries
Alderwoods (Illinois), Inc.	100%
Alderwoods (Chicago Central), Inc.	71%
Woodlawn Memorial Park, Inc.	100%
Chicago Cemetery Corporation	100%
Mount Auburn Memorial Park, Inc.	100%
Alderwoods (Chicago North), Inc.	1%
Alderwoods (Chicago North), Inc.	43%
Osiris Holding Corporation (DE Corp) Illinois subsidiary
Alderwoods (Chicago Central), Inc.	29%
Elmwood Acquisition Corporation	100%
Oak Woods Cemetery Association	100%
Pineview Memorial Park, Inc.	100%
Ridgewood Cemetery Company, Inc.	100%
Ruzich Funeral Home, Inc.	100%
Woodlawn Cemetery of Chicago, Inc.	100%
Stewart Enterprises, Inc. (LA Corp)
S.E. South-Central, LLC (LA LLC)
S.E. Funeral Homes of Illinois, Inc.	100%

INDIANA
Alderwoods Group, LLC (DE LLC) Indiana subsidiaries
Advance Planning of America, Inc.	100%
Alderwoods (Indiana), Inc.	88.5%
Alderwoods (Tennessee), LLC (TN LLC) Indiana subsidiary
Alderwoods (Indiana), Inc.	11.5%

SCI Special, Inc. (DE Corp)
SCI Capital Corporation (DE Corp)
SCI Capital Holdings, Inc. (DE Corp)
Wilson Financial Group, Inc. (DE Corp)
Wilson Holdings, Inc. (TX Corp) Indiana subsidiary
WFG-Williams & Bluitt Funeral Home, Inc.	100%

IOWA
SCI Funeral Services, LLC	100%
SCI Iowa Funeral Services, Inc	100%

KANSAS
SCI Funeral Services, LLC (Iowa LLC) Kansas subsidiary
SCI Kansas Funeral Services, Inc.	100%
Alderwoods Group, LLC (DE LLC) Kansas subsidiary
Alderwoods (Kansas), Inc.	100%

KENTUCKY
SCI Funeral Services, LLC (Iowa LLC) Kentucky subsidiary
SCI Kentucky Funeral Services, Inc.	99%
Alderwoods Group, LLC (DE LLC) Kentucky subsidiaries
Alderwoods (Partner), Inc.	100%

LOUISIANA
SCI Funeral Services, LLC (Iowa LLC) Louisiana subsidiary
SCI Louisiana Funeral Services, Inc.	100%
Stewart Enterprises, Inc. (LA Corp)	100%
Ballyhoo Innovations, Inc.	100%
Empresas Stewart-Funerarias, Inc.	100%
Enduring Memories, Inc.	100%
Lake Lawn Metairie Funeral Home (joint venture)	51%
Lake Lawn Park, LLC	98.4%
S.E. South-Central, LLC	100%
Stewart Resource Center, LLC	100%
Acme Mausoleum, LLC	100%
S.E. Cemeteries of Louisiana, LLC	100%
Heaven’s Pets at Lakelawn Metairie, LLC	60%
S.E. Funeral Homes of Louisiana, LLC	100%
Lake Lawn Metairie Funeral Home-(joint venture)	49%
Stewart Services, LLC	100%
Sympathyshop.com, LLC	100%
Stewart Enterprises (Europe) Inc.	100%

MARYLAND
SCI Funeral Services, LLC (Iowa LLC) Maryland subsidiaries
SCI Maryland Funeral Services, Inc.	100%

BAMFH, Inc	100%
Burgee-Henss-Seitz Funeral Home, Inc.	100%
Charles S. Zeiler & Son, Inc.	100%
Gary L. Kaufman Funeral Home at
Meadowridge Memorial Park, Inc.	100%
Gary L. Kaufman Funeral Home Southwest, Inc.	100%
George Washington Cemetery Company, LLC	100%
Lemmon Funeral Home of Dulaney Valley, Inc.	100%
Loring Byers Funeral Directors, Inc.	100%
Miller-Dippel Funeral Home, Inc.	100%
Moran-Ashton Funeral Home, Inc.	100%
National Cremation Service, Inc.	100%
Sterling-Ashton-Schwab Funeral Home, Inc.	100%
Sterling-Ashton-Schwab-Witzke Funeral Home
of Catonsville, Inc.	100%
Alderwoods Group, LLC (DE LLC) Maryland subsidiary
Alderwoods (Maryland), Inc.	100%
SCI International, LLC (DE LLC)
SCI Cerberus, LLC (DE LLC)
Keystone America, Inc. (DE Corp) Maryland subsidiaries
Schimunek Funeral Home, Inc.	100%
The Schimunek Funeral Home of Bel Air, Inc.	100%
Stewart Enterprises, Inc. (LA Corp) Maryland subsidiary
S.E. Mid-Atlantic, LLC	100%
Bounds Funeral Home, Inc.	100%
Cedar Hill Cemetery Company, Inc.	100%
Crest Lawn Memorial Gardens, Inc.	100%
Fort Lincoln Cemetery, Inc.	100%
Fort Lincoln Funeral Home, Inc.	100%
Hillcrest Memorial Cemetery, Inc.	100%
Hines-Rinaldi Funeral Home, Inc.	100%
John M. Taylor Funeral Home, Inc.	100%
Loudon Park Cemetery Company	100%
Druid Ridge Cemetery Company	100%
Nailknot, LLC	100%
National Harmony Memorial Park, Inc.	100%
Parklawn, Inc.	100%
Simple Tribute of Maryland, Inc.	100%
The Parkwood Cemetery Company	100%
The Parkwood Management Company	100%
William W. Chambers, Inc.	100%

MASSACHUSETTS
SCI Funeral Services, LLC (Iowa LLC) Massachusetts subsidiaries
Affiliated Family Funeral Service, Inc.	100%
AFFS Boston, Inc.	10%

AFFS Brookline, Inc	25%
AFFS North, Inc.	42%
AFFS Norwood, Inc.	45%
AFFS Quincy, Inc.	11%
AFFS Salem, Inc	10%
AFFS Southcoast East, Inc.	22%
AFFS Southcoast West, Inc.	11%
AFFS West, Inc.	37%
Stanetsky Memorial Chapels, Inc.	33%
Sullivan Funeral Homes, Inc.	12%
Alderwoods Group, LLC (DE LLC) Massachusetts subsidiaries
Cuffe-McGinn Funeral Home, Inc.	39%
Doane Beal & Ames, Inc.	36%
Ernest A. Richardson Funeral Home, Inc.	49%
Alderwoods (Massachusetts), Inc.	100%
SCI International, LLC (DE LLC)
SCI Cerberus, LLC (DE LLC)
Keystone America, Inc. (DE Corp) Mass. subsidiary
Nickerson-Bourne Funeral Homes, Inc.	49%

MICHIGAN
SCI Funeral Services, LLC (Iowa LLC) Michigan subsidiary
SCI Michigan Funeral Services, Inc.	100%
SCI Virginia Funeral Services, Inc. (VA Corp) Michigan subsidiaries
AMG, Inc.	100%
WMP, Inc.	100%
Alderwoods Group, LLC (DE LLC) Michigan subsidiary
Alderwoods (Michigan), Inc.	100%

MINNESOTA
SCI Funeral Services, LLC (Iowa LLC) Minnesota subsidiaries
SCI Minnesota Funeral Services, Inc.	100%
Alderwoods Group, LLC (DE LLC) Minnesota subsidiary
Alderwoods (Minnesota), Inc.	100%

MISSISSIPPI
SCI Funeral Services, LLC (Iowa LLC) Mississippi subsidiary
SCI Mississippi Funeral Services, Inc.	100%
Alderwoods Group, LLC (DE LLC) Mississippi subsidiaries
Family Care, Inc.	100%
Alderwoods (Mississippi), Inc. (DE Corp) Mississippi subsidiaries
Stephens Burial Association, Inc.	100%
Stephens Funeral Benefit Association, Inc.	100%
Stephens Funeral Fund, Inc.	100%
Stewart Enterprises, Inc. (LA Corp) Mississippi subsidiary
Lakewood Memorial Park, Inc.	100%

MISSOURI
SCI Funeral Services, LLC (Iowa LLC) Missouri subsidiaries
SCI Missouri Funeral Services, Inc.	100%
Memorial Guardian Plans, Inc.	100%
Alderwoods Group, LLC (DE LLC) Missouri subsidiary
Alderwoods (Missouri), Inc.	100%
Stewart Enterprises, Inc. (LA Corp)
S.E. South-Central, LLC (LA Corp) Missouri subsidiaries
D.W. Newcomer’s Sons, Inc.	100%
DWN Properties, Inc.	100%
Funeral Security Plans, Inc.	100%

MONTANA
Alderwoods Group, LLC (DE LLC) Montana subsidiary
Alderwoods (Montana), Inc.	100%

NEBRASKA
SCI Funeral Services, LLC (Iowa LLC) Nebraska subsidiary
SCI Nebraska Funeral Services, Inc.	100%
Stewart Enterprises, Inc. (LA Corp)
S.E. South-Central, LLC (LA Corp) Nebraska subsidiaries
The Lincoln Memorial Park Cemetery Association	100%
West Lawn Cemetery	100%

NEVADA
Alderwoods Group, LLC (DE LLC) Nevada subsidiary
Alderwoods (Nevada), Inc.	100%
Knauss Enterprises Limited Liability Company	100%
Palm Mortuary, Inc.	100%

NEW HAMPSHIRE
Alderwoods Group, LLC (DE LLC) New Hampshire subsidiaries
McHugh Funeral Home, Inc.	100%
Robert Douglas Goundrey Funeral Home, Inc.	100%
St. Laurent Funeral Home, Inc.	100%
Alderwoods (Massachusetts), Inc. – New Hampshire subsidiary
ZS Acquisition, Inc.	100%

NEW JERSEY
SCI Funeral Services, LLC (Iowa LLC) New Jersey subsidiaries
SCI New Jersey Funeral Services, Inc.	100%
Garden State Crematory, Inc.	100%
Wien & Wien, Inc.	100%
SCI International, LLC (DE Corp)
SCI Cerberus, LLC (DE Corp)

Keystone America, Inc. (DE Corp) New Jersey subsidiary
Zarro Funeral Home	100%

NEW MEXICO
SCI Funeral Services, LLC (Iowa LLC) New Mexico subsidiary
SCI New Mexico Funeral Services, Inc.	100%
Alderwoods Group, LLC (DE LLC) New Mexico subsidiary
Alderwoods (New Mexico), Inc.	100%

NEW YORK
SCI Funeral Services, LLC (Iowa LLC) New York subsidiaries
SCI Funeral Services of New York, Inc.	100%
Alderwoods (New York), LLC	100%
Chas. Peter Nagel, LLC	100%
I. J. Morris, LLC	100%
New York Funeral Chapels, LLC	100%
New York Marker, LLC	100%
Thomas M. Quinn & Sons, LLC	100%
SCI Special, Inc. (DE Corp)
SCI Administrative Services, LLC (DE LLC)
SCI Management L.P.—(DE LP) New York subsidiary
SCI EOps HQ, Inc.	100%

NORTH CAROLINA
SCI Funeral Services, LLC (Iowa LLC) North Carolina subsidiary
SCI North Carolina Funeral Services, Inc.	100%
SCI Special, Inc. (DE Corp)
SCI Capital Corporation (DE Corp)
SCI Capital Holdings, Inc. (DE Corp)
Wilson Financial Group, Inc. (DE Corp)
Wilson Holdings, Inc. (TX Corp) N. Carolina subsidiary
Hamilton Funeral Chapel, Inc.	100%
Alderwoods Group, LLC (DE LLC) North Carolina subsidiaries
Alderwoods (North Carolina), Inc.	48.8%
Westminster Gardens, Inc.	100%
Carothers Holding Company, LLC	100%
Alderwoods (North Carolina), Inc.	50.7%
MFH, L.L.C.	100%
Lineberry Group, Inc.	100%
Alderwoods (North Carolina), Inc.	0.5%
Alderwoods (Georgia), Inc. (GA Corp) North Carolina subsidiary
Reeves, Inc.	100%
Stewart Enterprises, Inc. (LA Corp) North Carolina subsidiary
Montlawn Memorial Park, Inc.	100%
S.E. Mid-Atlantic, Inc. (MD Corp) North Carolina subsidiaries
Catawba Memorial Park, Inc.	100%

Fine Finishes, Inc.	100%
Garrett-Hillcrest, Inc.	100%
McLaurin’s Funeral Home, Inc.	100%
S.E. Cemeteries of North Carolina, Inc.	100%
S.E. Funeral Homes of North Carolina, Inc.	100%
Taylor M. Simpson Co.	100%

OHIO
SCI Funeral Services, LLC (Iowa LLC) Ohio subsidiaries
SCI Ohio Funeral Services, Inc.	100%
The Knollwood Cemetery Company	100%
SCI Special, Inc. (DE Corp)
SCI Capital Corporation (DE Corp)
SCI Capital Holdings, Inc. (DE Corp)
Wilson Financial Group, Inc. (DE Corp)
Wilson Holdings, Inc. (TX Corp) Ohio subsidiary
Dale Funeral Home, Inc.	90%
WFG-Cummings and Davis, Inc.	100%
Alderwoods Group, LLC (DE LLC) Ohio subsidiaries
Alderwoods (Ohio) Cemetery Management, Inc.	100%
Alderwoods (Ohio) Funeral Home, Inc.	100%
Bennett-Emmert-Szakovits Funeral Home, Inc.	100%

OKLAHOMA
SCI Funeral Services, LLC (Iowa LLC) Oklahoma subsidiaries
SCI Oklahoma Funeral Services, Inc.	100%
Memorial Gardens Association	100%
Rose Hill Burial Park, a Trust	90%
Sunset Memorial Park Cemetery Trust	100%
Memorial Park Association, a Trust Estate	100%
Sunny Lane Cemetery, a Property Trust	100%
Alderwoods Group, LLC (DE LLC) Oklahoma subsidiary
Alderwoods (Oklahoma), Inc.	100%

OREGON
SCI Funeral Services, LLC (Iowa LLC) Oregon subsidiaries
SCI Oregon Funeral Services, Inc.	100%
Uniservice Corporation	100%
Alderwoods Group, LLC (DE LLC) Oregon subsidiaries
Alderwoods (Oregon), Inc.	100%
SCI Special, Inc. (DE Corp)
SCI Capital Corporation (DE Corp)
SCI Capital Holdings, Inc. (DE Corp)
SCI Direct, Inc. (FL Corp)
The Neptune Society, Inc. (FL Corp)
Neptune Society of America, Inc. (CA Corp)

Neptune Management Corp. (CA Corp) Oregon sub
Wilhelm Mortuary, Inc.	100%
Stewart Enterprises, Inc. (LA Corp) Oregon subsidiary
S.E. Acquisition of Oregon, Inc.	100%
Chapel of the Roses, Inc.	100%
Chapel of the Valley Funeral Home, Inc.	100%
J.P. Finley and Son Mortuary, Inc.	100%
Sunset Hills Memorial Park	100%

PENNSYLVANIA
SCI Funeral Services, LLC (Iowa LLC) Pennsylvania subsidiaries
SCI Pennsylvania Funeral Services, Inc.	100%
Auman Funeral Home, Inc.	100%
Ed Melenyzer Co.	100%
Funeral Service Pennsylvania, LLC	100%
Laughlin Funeral Home, Ltd.	100%
Robert L. Hendricks Funeral Home, Inc.	100%
Rohland Funeral Home	100%
Harold B. Mulligan Co., Inc.	100%
Theo. C. Auman, Inc.	100%
Auman's, Inc.	100%
Francis F. Seidel, Inc.	100%
Memorial Guardian Plans, Inc. (DE Corp) Pennsylvania subsidiary
Ensure Agency of Pennsylvania, Inc.	100%
Alderwoods Group, LLC (DE LLC) Pennsylvania subsidiaries
Bright Undertaking Company	100%
H. Samson, Inc.	100%
Knee Funeral Home of Wilkinsburg, Inc.	100%
Nineteen Thirty-Five Holdings, Inc.	100%
Osiris Holding Corporation (DE Corp) Pennsylvania subsidiary
Oak Woods Management Company	100%
Stewart Enterprises, Inc. (LA Corp)
S.E. Mid-Atlantic, Inc. (MD Corp) Pennsylvania subsidiaries
George Washington Memorial Park, Inc.	100%
Sunset Memorial Park Company	100%

RHODE ISLAND
SCI Funeral Services, LLC (Iowa LLC) Rhode Island subsidiary
SCI Rhode Island Funeral Services, LLC	100%

SOUTH CAROLINA
SCI Funeral Services, LLC (Iowa LLC) South Carolina subsidiary
SCI South Carolina Funeral Services, Inc.	100%
Alderwoods Group, LLC (DE LLC) South Carolina subsidiaries
Alderwoods (South Carolina), Inc.	44%
Carothers Holding Company, LLC (NC LLC) North Carolina subsidiary

Alderwoods (South Carolina), Inc.	56%
Alderwoods (Georgia), Inc. (GA Corp) North Carolina subsidiary
Graceland Cemetery Development Co.	100%
Stewart Enterprises, Inc. (LA Corp)
S.E. Mid-Atlantic, Inc. (MD Corp) South Carolina subsidiaries
Dunbar Funeral Home	100%
S.E. Cemeteries of South Carolina, Inc.	100%
S.E. Combined Services of South Carolina, Inc.	100%
S.E. Funeral Homes of South Carolina, Inc.	100%

TENNESSEE
SCI Funeral Services, LLC (Iowa LLC) Tennessee subsidiaries
SCI Tennessee Funeral Services, LLC	100%
SCI Special, Inc. (DE Corp)
SCI Capital Corporation (DE Corp)
SCI Capital Holdings, Inc. (DE Corp)
Wilson Financial Group, Inc. (DE Corp) Tennessee subsidiary
Southern Funeral Home, Inc.	100%
Amistad Corporation (DE Corp) Tennessee subsidiary
Franklin-Strickland Funeral Home, Inc.	100%
Wilson Holdings, Inc. (TX Corp) Tennessee subsidiaries
M. J. Edwards & Sons Funeral Home, Inc.	100%
M. J. Edwards-Whitehaven Funeral Chapel, Inc.	100%
Alderwoods Group, LLC (DE LLC) Tennessee subsidiaries
Alderwoods (Tennessee), LLC	100%
Eagle Financial Associates, Inc.	100%
Stewart Enterprises, Inc. (LA Corp)
S.E. Mid-Atlantic, Inc. (MD Corp) Tennessee subsidiaries
Monte Vista Burial Park, Inc.	100%
S.E. Combined Services of Tennessee, Inc.	100%
S.E. South-Central, LLC (LA LLC) Tennessee subsidiary
S.E. Funeral Homes of Tennessee, Inc.	100%
The Nashville Historic Cemetery Association, Inc.	100%

TEXAS
SCI Funeral Services, LLC (Iowa LLC) Texas subsidiaries
TMJ Land, Inc.	100%
SCI Texas Funeral Services, Inc. (DE Corp) Texas subsidiaries
Eubank Funeral Home, Inc.	100%
FHC Realty, Inc.	100%
Pioneer Funeral Plans, Inc.	100%
WFG Liquidation Corporation	100%
Van Zandt County Haven of Memories, Inc.	100%
SCI Special, Inc. (DE Corp)
SCI Capital Corporation (DE Corp) Texas subsidiary
SCI Capital Holdings, Inc. (DE Corp)

Wilson Financial Group, Inc. (DE Corp) Texas subsidiariary
Wilson Holdings, Inc.	100%
Carl Barnes Funeral Home, Inc.	100%
Cedar Crest Funeral Home, Inc.	100%
Fuller-Sheffield Funeral Services, Inc.	100%
Lincoln Funeral Home, Inc.	100%
Mainland Funeral Home, Inc.	100%
Morris-Bates Funeral Home, Inc.	100%
Paradise Funeral Home, Inc.	100%
Paradise Investment Corporation	100%
Paradise Cemetery South, Inc.	100%
Warford-Walker Mortuary, Inc.	100%
WFG-Cristo Rey Funeral Home, Inc.	100%
WFG-Lockwood Funeral Home, Inc.	100%
WFG-Nat Clark, Inc.	100%
WFG-Gregory Spencer Funeral Home, Inc.	100%
Wilson-Lincoln Cemetery, Inc.	100%
Carver Memorial Park, Inc.	100%
Lincoln Memorial Park	100%
SCI Administrative Services, LLC (DE LLC)
SCI Management L.P. (DE LP)- Texas subsidiaries - Limited Partner of
SCI Eastern Market Support Center, L.P.	99%
SCI Houston Market Support Center, L.P.	99%
SCI Management L.P. (DE LP) Texas subsidiaries
SCI EOps HQ, Inc. (NY Corp) – General Partner of
SCI Eastern Market Support Center, L.P.	1%
SCI Houston Hub, Inc.-General Partner of	100%
SCI Houston Market Support Center, L.P.	1%
Alderwoods Group, LLC (DE LLC) Texas subsidiaries
DSP General Partner, Inc.	100%
Dunwood Cemetery Service Company	80%
Earthman Holdings, Inc.	100%
Alderwoods (Texas), Inc. (CA Corp) Texas subsidiary
Funeral Service, Inc.	100%
Alderwoods (Georgia), Inc. (GA Corp) Texas subsidiary
Waco Memorial Park, Inc.	100%
Stewart Enterprises, Inc. (LA Corp) Texas subsidiary
Investors Trust, Inc.	100%
S.E. South-Central, LLC (LA LLC) Texas subsidiaries
Pasadena Funeral Home, Inc.	100%
S.E. Cemeteries of Texas, Inc.	100%
S.E. Funeral Homes of Texas, Inc.	100%
Abbey Plan of Texas, Inc.	100%
Emerald Hills Funeral Corporation	100%
Guardian Cremation Society, Inc.	100%
S.E. Combined Services of Texas, Inc.	100%

S.E. Funeral Home of Coppell, Texas, Inc.	100%
Simplicity Plan of Texas, Inc.	100%

UTAH
SCI Funeral Services, LLC (Iowa LLC) Utah subsidiaries
SCI Utah Funeral Services, Inc.	100%
Evans & Early Mortuary, LLC	100%
Wasatch Land and Improvement Company	100%

VERMONT
SCI International, LLC (DE LLC)
SCI Cerberus, LLC (DE LLC)
Keystone America, Inc. (DE Corp) Vermont subsidiary
Ker-Westerlund Funeral Home, Inc.	100%

VIRGINIA
SCI Funeral Services, LLC (Iowa LLC) Virginia subsidiary
SCI Virginia Funeral Services, Inc.	100%
Memorial Guardian Plans, Inc. (DE Corp) Virginia subsidiary
Sentinel Security Plans, Inc.	100%
Stewart Enterprises, Inc. (LA Corp)
S.E. Mid-Atlantic, Inc. (MD Corp) Virginia subsidiaries
Clinch Valley Memorial Cemetery, Inc.	100%
Everly PFP, Inc.	100%
S.E. Cemeteries of Virginia, LLC--partner of	100%
Kanawha Plaza Partnership	30%
S.E. Funeral Homes of Virginia, LLC	100%

WASHINGTON
SCI Funeral Services, LLC (Iowa LLC) Washington subsidiary
SCI Washington Funeral Services, Inc.	100%
Alderwoods Group, LLC (DE LLC) Washington subsidiaries
Alderwoods (Washington), Inc.	100%
S & H Properties and Enterprises, Inc.	100%
Vancouver Funeral Chapel, Inc.	100%
Evergreen Funeral Home and Cemetery, Inc.	100%
Green Service Corporation	100%
Stewart Enterprises, Inc. (LA Corp)
S.E. Acquisition of California, Inc. (CA Corp) Washington subsidiaries
Cremation Society Northwest, Inc.	100%
E.R. Butterworth & Sons	100%

WEST VIRGINIA
SCI Funeral Services, LLC (Iowa LLC) West Virginia subsidiaries
SCI West Virginia Funeral Services, Inc.	100%
Rosedale Cemetery Company	100%

Rosedale Funeral Chapel, Inc.	100%
Alderwoods Group, LLC (DE LLC) West Virginia subsidiary
Alderwoods (West Virginia), Inc.	100%
Stewart Enterprises, Inc. (LA Corp)
S.E. Mid-Atlantic, LLC. (MD LLC) WV subsidiaries--partner of
Kanawha Plaza Partnership	60%
Bartlett-Burdette-Cox Funeral Home, Inc.	100%
Casdorph & Curry Funeral Home, Inc.	100%
Eastern Cemetery Associates, Inc.	100%
Klingel-Carpenter Mortuary, Inc.	100%
LOI Charleston, Inc.	100%
National Exchange Trust, Ltd.	100%
National Funeral Services, Incorporated	100%
S.E. Acquisition of Malden, West Virginia, Inc.	100%
S.E. Cemeteries of West Virginia, Inc.---partner of	100%
Kanawha Plaza Partnership	10%
S.E. Funeral Homes of West Virginia, Inc.	100%
Wilson Funeral Home, Inc.	100%

WISCONSIN
SCI Funeral Services, LLC (Iowa LLC) Wisconsin subsidiary
SCI Wisconsin Funeral Services, Inc.	100%
Alderwoods Group, LLC (DE LLC) Wisconsin subsidiaries
Alderwoods (Wisconsin), Inc.	99%
Osiris Holding Corporation (DE Corp) Wisconsin subsidiary
Alderwoods (Wisconsin), Inc.	1%
Northern Land Company, Inc.	100%
Stewart Enterprises, Inc. (LA Corp)
S.E. South-Central, LLC (LA LLC) Wisconsin subsidiary
S.E. Cemeteries of Wisconsin, Inc.	100%

International
BARBADOS
Service Corporation International (Canada) ULC (BC ULC)--Barbados subsidiary
Loewen Financial Corporation	100%

BELGIUM
SCI International, LLC (DE Corp) Belgium subsidiaries
Diana Belgium N.V.	100%

BRAZIL
SCI International, LLC (DE Corp)
SCI Latin America Ltd. (Cayman Co) Brazil subsidiary
Service Corporation International Brazil Limitada (dormant)	100%

CANADA
SCI Alliance Acquisition Corporation--(Ontario Corp)	100%
SCI International, LLC (DE LLC)
SCI Cerberus, Inc. (DE Corp) - limited partner of
SCI Parkway Limited Partnership--(Ontario partnership)	99.99%
SCI Parkway, LLC (DE Corp) - general partner of
SCI Parkway Limited Partnership--(Ontario partnership)	.01%
Service Corporation International Netherlands Cooperatief U.A.--(Netherlands Corp)
Roverber Holding & Finance BV--(Netherlands)-Nova Scotia subsidiary
3056271 Nova Scotia Company--(Nova Scotia Corp)	100%
3284905 Nova Scotia Company-- Nova Scotia Corp)
Service Corporation International (Canada) ULC--(BC ULC)	100%
Advance Funeral Planning Ltd.-(Sask Corp)	100%
Community Crematorium Services Limited-(Sask Corp)	50%
Salons Funeraires T. Sansregret, LTEE-(QC Corp)	100%
SSPI (Canada), Inc. (Canada Federal)	100%

CAYMAN ISLANDS
SCI International, LLC (DE LLC) Cayman Islands subsidiaries
SCI Latin America Ltd	100%
SCI Cayman II Ltd.	100%

LUXEMBOURG
SCI International, LLC (DE LLC) Luxembourg subsidiary
SCI Luxembourg SARL	100%

MALAYSIA
SCI International, LLC (DE LLC) Malaysia subsidiaries
Enlightened Transition Sdn Bhd---(dormant)	100%

NETHERLANDS
SCI International, LLC (DE LLC)
Service Corporation International (BVI) Ltd. (VI Corp) Netherlands subsidiary
Service Corporation International Netherlands Cooperatief U.A.	.01%
Roverber Holding & Finance BV	100%
SCI Cerberus, Inc. (DE Corp)
SCI Parkway Limited Partnership-(ONT Partnership)-Netherlands subsidiary
Service Corporation International Netherlands Cooperatief U.A.	99.99%

PUERTO RICO
Stewart Enterprises, Inc. (LA Corp)
Stewart International (Netherlands) LLC (DE LLC)
Stewart Cementerios Puerto Rico Holding II, LLC (DE LLC)
managing partner of
Empresas Stewart-Cementerios	99.77%
Stewart Cementerios Puerto Rico Holding I, LLC (DE LLC)

co-partner of
Empresas Stewart-Cementerios	.23%
Stewart Funerarias Puerto Rico Holding II, LLC (DE LLC)
managing partner of
Empresas Stewart-Funerarias	99.42%
Stewart Funerarias Puerto Rico Holding I, LLC ( DE LC)
co-partner of
Empresas Stewart-Funerarias	.58%
Stewart Simplicity Plan of Puerto Rico Holding II, LLC ( DE LLC)
managing partner of
The Simplicity Plan of Puerto Rico	99.64
Stewart Simplicity Plan of Puerto Rico Holding I, LLC ( DE LLC
co-partner of
The Simplicity Plan of Puerto Rico	.36%

VIRGIN ISLANDS
SCI International, LLC (DE LLC) BVI subsidiaries
Service Corporation International (BVI) Ltd.	100%